UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2017

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Signature

Item 5.07                         Submission of Matters to a Vote of Security Holders.

Golden Minerals Company (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Meeting”) on May 16, 2017 in Golden, Colorado.  At the Meeting, two proposals were submitted to the stockholders for approval as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2017.

Of the 89,426,701 shares of common stock outstanding and entitled to vote as of the record date (March 22, 2017), 64,022,926 shares (71.59%) were present or represented by proxy at the Meeting.  The Company’s stockholders (1) approved the election of Jeffrey G. Clevenger, Warren M. Rehn, W. Durand Eppler, Ian Masterton-Hume, Kevin R. Morano, Terry M. Palmer, Andrew N. Pullar and David H. Watkins as directors of the Company to hold office until the 2018 annual meeting of stockholders or until their successors are elected, and (2) ratified the appointment of EKS&H, LLLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The votes on the proposals were cast as set forth below:

1.                                      Election of eight (8) directors to hold office until the 2018 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	46,545,751	678,383	16,798,792
Warren M. Rehn	46,571,986	652,148	16,798,792
W. Durand Eppler	47,006,684	217,450	16,798,792
Ian Masterton-Hume	46,511,536	712,598	16,798,792
Kevin R. Morano	47,008,309	215,825	16,798,792
Terry M. Palmer	47,006,806	217,328	16,798,792
Andrew N. Pullar	46,550,761	673,373	16,798,792
David H. Watkins	47,002,694	221,440	16,798,792

2.                                      Ratification of the selection of EKS&H, LLLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions
62,995,063	169,690	858,173

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2017

Golden Minerals Company

	By:	/s/ Robert P. Vogels
		Name:	Robert P. Vogels
		Title:	Senior Vice President, Chief Financial
Officer and Corporate Secretary